UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
May 8, 2019
Date of report (date of earliest event reported)
LPL Financial Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34963	20-3717839
(State or other jurisdictions of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Nos.)
75 State Street, Boston MA 02109
(Address of principal executive offices) (Zip Code)
(617) 423-3644
(Registrant's telephone number, including area code)
N/A
(Former Name or Former Address, if Changed since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock -- $0.001 par value per share	LPLA	Nasdaq Global Select Market

Item 5.07	Submission of Matters to a Vote of Security Holders.
LPL Financial Holdings Inc. (the “Company”) held its 2019 annual meeting of stockholders (the “Annual Meeting”) on May 8, 2019. The stockholders of the Company considered and acted upon the following proposals at the Annual Meeting:
1. Election of Directors. By the vote reported below, the stockholders elected the following nine nominees to serve as directors of the Company for a term to end at the 2020 annual meeting of stockholders:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Dan H. Arnold	76,106,808	72,556	229,396	3,662,826
H. Paulett Eberhart	75,847,687	333,464	227,609	3,662,826
William F. Glavin, Jr.	76,171,570	10,136	227,054	3,662,826
Allison H. Mnookin	76,176,566	4,548	227,646	3,662,826
Anne M. Mulcahy	75,090,759	1,091,045	226,956	3,662,826
James S. Putnam	74,056,347	2,123,034	229,379	3,662,826
James S. Riepe	72,709,968	3,468,606	230,186	3,662,826
Richard P. Schifter	72,657,876	3,520,635	230,249	3,662,826
Corey E. Thomas	76,163,857	14,099	230,804	3,662,826

2. Ratification of the Appointment of Deloitte & Touche LLP. The stockholders ratified the appointment of Deloitte & Touche LLP by the audit committee of the Company’s board of directors as the Company’s independent registered public accounting firm for the current fiscal year. 77,596,065 shares voted for the proposal; 2,249,677 shares voted against the proposal; and 225,844 shares abstained from voting on the proposal. There were no broker non-votes on the proposal.
3. Advisory Vote on Named Executive Officer Compensation. The stockholders approved, on an advisory, non-binding basis, the compensation paid to the named executive officers of the Company, as disclosed in the Company’s definitive proxy statement on Schedule 14A filed with the Securities Exchange Commission on March 29, 2019 relating to the Annual Meeting. 75,028,554 shares voted for the proposal, 1,071,289 shares voted against the proposal; and 308,917 shares abstained from voting on the proposal. There were 3,662,826 broker non-votes on the proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LPL FINANCIAL HOLDINGS INC.

By:	/s/ Gregory M. Woods
Name: Gregory M. Woods
Title: Secretary

Dated: May 10, 2019